                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

                  Pennsylvania Physician Healthcare Plan, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

         (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         _______________________________________________________________________

         (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

         (5) Total fee paid:
         _______________________________________________________________________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         _______________________________________________________________________

         (2)      Form, Schedule or Registration Statement no.:
         _______________________________________________________________________

         (3)      Filing Party:
         _______________________________________________________________________

         (4)      Date Filed:
         _______________________________________________________________________

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

                           --------------------------

DEAR CLASS A SHAREHOLDER:

         We previously sent you a Notice of Special Meeting of Class A and Class B Shareholders, Proxy and Proxy Statement, dated October 21, 1998 (the "Proxy Statement") relating to the Special Meeting of Class A and Class B Shareholders (the "Meeting") of Pennsylvania Physician Healthcare Plan, Inc., a Pennsylvania corporation (the "Company"), to be held on Friday, December 4, 1998, at 7:00 p.m. local time, at the offices of the Company, 651 East Park Drive, Harrisburg, Pennsylvania or any adjournment or postponement thereof.

         As a result of developments since the time of the mailing of the Proxy Statement, we are providing you with the attached Supplement to Proxy Statement (the "Supplement"), which includes an additional proposal for your consideration. The Supplement should be read in conjunction with the Proxy Statement. Also enclosed is a proxy card which includes the additional proposal.

         In order to provide the Company's shareholders more time to consider the matters set forth in the Proxy Statement and the Supplement, the Company expects to adjourn the Meeting scheduled for December 4, 1998 and reconvene on Saturday, January 9, 1999 at 10:00a.m. local time at the offices of the Company.

         We would like to remind you that whether or not you plan to attend the Meeting, you should sign, date and return both the enclosed proxy card and the proxy card sent to you along with the Proxy Statement. For those shareholders who have not yet completed and mailed the proxy card sent with the Proxy Statement, an additional proxy card is also enclosed. In particular, we remind you that, as set forth in the Proxy Statement, the Board of Directors has determined it to be in the best interests of the Company and its shareholders to amend certain provisions of the Company's Bylaws to require the affirmative vote of 2/3 of the votes cast by all shareholders entitled to vote in order to approve the acquisition of all or substantially all of the entire business of the Company by another person through a merger, sale or other disposition by the Company of its assets. Approval of the amendment to the Company's Bylaws will remove the onerous 90% voting requirement to approve the sale or transfer of the Company's business, but will still require a supermajority vote of 2/3 of the Company's shareholders in those circumstances. Because approval of this matter requires the affirmative vote of 90% of the votes cast by all shareholders entitled to vote, and approval of the additional proposal to which the Supplement relates requires the affirmative vote of a majority of the Company's Class A Shares entitled to vote thereon, it is imperative that your vote be counted. Therefore, if you have not done so already, please remember to sign, date and return the proxy card sent to you earlier (or the additional copy of that proxy card enclosed herewith) along with the proxy card also enclosed and relating to the additional proposal. All proxy cards received by the Company at the Meeting (as adjourned to January 9, 1999) or at anytime prior thereto will be counted.

         THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

         We apologize for any inconvenience that this additional proposal may have caused you.

                                            By Order of the Board of Directors


                                            /s/ Krista G. Maddigan
                                            ----------------------------------
                                            Krista G. Maddigan, Secretary

Harrisburg, Pennsylvania
November 20, 1998

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111
                           --------------------------

                          SUPPLEMENT TO PROXY STATEMENT

                           --------------------------

               SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 1998


         This Supplement to Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Pennsylvania Physician Healthcare Plan, Inc., a Pennsylvania corporation (the "Company"), of proxies for use at the Special Meeting of Shareholders of the Company to be held on Friday, December 4, 1998, at 7:00 p.m. local time, at the offices of the Company, 651 East Park Drive, Harrisburg, Pennsylvania or any adjournment or postponement thereof (the "Meeting"). In order to provide the Company's shareholders more time to consider the matters set forth in the Proxy Statement, dated October 21, 1998, relating to the Meeting (the "Proxy Statement") and this Supplement, the Company expects to adjourn the Meeting scheduled for December 4, 1998 and reconvene on Saturday, January 9, 1999 at 10:00a.m. local time at the offices of the Company.

         The information contained herein supplements the Proxy Statement

         At the Meeting, in addition to those matters set forth in the Proxy Statement, holders of shares of the Company's Class A Common Stock ("Class A Shares") will be asked to approve a reduction from $9.6 million to $5 million in the amount of funds which must be retained by the Company and used only after it is licensed in Pennsylvania as a health maintenance organization ("HMO") (the "Proposal").

         This Supplement to Proxy Statement is dated November 20, 1998 and is first being mailed to shareholders along with the related form of proxy on or about November 24, 1998.

         If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified for the matter listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted FOR the Proposal.

Revocability of Proxy

         Any holder of Class A Shares who has given a proxy has the power to revoke such proxy at any time before it is exercised at the Meeting. A proxy may be revoked by delivery of written notice to the Secretary of the Company, by execution of a later proxy or by voting shares in person at the Meeting. If not revoked, all Class A Shares represented by properly executed proxies will be voted as directed therein.

Securities Entitled to Vote; Vote Required

         Only Class A Shareholders of record on October 3, 1998 are entitled to notice of and to vote at the Meeting. Class B Shareholders are not entitled to vote on the Proposal. Each Class A Share is entitled to one vote on the Proposal. Only holders of record of Class A Shares who are practicing physicians (medical doctors or doctors of osteopathy), podiatrists and oral surgeons (or their qualified retirement plans) may vote on the Proposal (see Exhibit A to the Proxy Statement for certain definitions of these terms). Each holder of Class A Shares is entitled to only one vote, regardless of the number of Class A Shares held.

         Approval of the Proposal requires the affirmative vote of a majority of the Class A Shares entitled to vote on such matter. Accordingly, for the purpose of the proposal, abstentions will have the effect of negative votes.


                                  THE PROPOSAL

Background

         From July, 1995 through March, 1996 the Company sold 4,087 shares of its Class A voting common stock and 1,074 shares of its Class B non-voting common stock, exclusively to practicing physicians residing in Pennsylvania. The Company received net proceeds from the offering of $21,220,829. A portion of the net proceeds were to be used in connection with the Company's application for a license to operate as a health maintenance organization ("HMO"). As a condition to approval of the offering by the Pennsylvania Securities Commission (the "PSC"), the Company agreed to reserve approximately $9,691,000 of the net offering proceeds for post-HMO licensure activities (the "Post-Licensure Funds"), including the funding of net worth and deposit requirements and initial operating deficits. These funds could not be expended by the Company unless and until the Company obtained a license from the Commonwealth of Pennsylvania to operate an HMO. In the event that the Company were to expend all of its available funds, other than the Post-Licensure Funds, and had not obtained its HMO license, the terms of the offering require the Company to distribute the Post-Licensure funds to its shareholders (subject to deduction for any claims of creditors); provided, however, that the Company may elect, with the consent of a majority of the Class A Shares entitled to vote, to retain a specified portion of the Post-Licensure Funds for a further period of time, in order to continue to seek its HMO license.

         The Company already has a license to operate a risk-assuming preferred provider organization ("PPO") and pursuant to this license, the Company operates a managed care organization that offers a preferred provider organization plan in 18 contiguous counties in Pennsylvania to employers and other group purchasers of health care plans, such as unions, trusts, governments and trade associations, as well as to individuals. The PPO now covers over 8,000 subscribers.

         The Company expended substantial funds in obtaining its PPO and HMO licenses, organizing and promoting its PPO and creating an administrative structure to manage and operate both. As of September 30, 1998, the Company's net worth was approximately $11.3 million. Although the Company is optimistic that an HMO license will issue soon, continuing operating costs could reduce its net worth to the $9.69 million threshold before that time.

The Proposal

         The Board of Directors of the Company has determined that it would be in the best interests of the Company and its shareholders for the holders of Class A Shares to reduce the amount required for retention by the Company as Post-Licensure Funds to $5,000,000 and allow any excess to be employed by the Company in the operations of its PPO and other activities.


Reasons for the Proposal

         The Company was organized to own and operate an HMO. On November 27, 1996 the Company filed an application with the Pennsylvania Department of Health and the Pennsylvania Insurance Department (together, the "Departments") for an HMO license. At the time of the Company's stock offering, its plan of operation projected receipt of an HMO license within 2 years. As discussed below, the Company now expects to receive its HMO license in the first quarter of 1999.

         The Departments' review of an HMO application is extremely comprehensive and the approval process can extend for several years from the time of filing, depending on a number of factors, including requests for further information, compilation of a provider network satisfactory to the Department of Health, approval of all necessary forms and agreements, workload at each Department, changes in applicable laws and regulations and scheduling delays. The Company encountered unforeseen delays in assembling its provider network because of established provider-payor relationships, restrictive employment practices and competing provider-sponsored health plans.

         To date the Company has contracted with 17 hospital providers and over 696 physician providers for its initial HMO products and is in the process of credentialing the physician providers. It has engaged providers for other services, such as vision, mental health, pharmacy, laboratory and home health. Additionally, the Company has received approval for its forms and procedures, including subscriber agreements, provider agreements, and utilization management and quality improvement policies covering its HMO and has obtained approval for its HMO provider networks in Dauphin, Berks and Cumberland Counties. The Company is scheduled to undergo a final site visit from the Pennsylvania Department of Health for those counties in December, 1998 and anticipates that a final site visit from the Pennsylvania Insurance Department will occur in January, 1999, following which the Company expects to receive its HMO license in the first quarter of 1999. The Company believes that, upon receipt of its HMO license and commencement of operations as an HMO, cash flows from the HMO and PPO operations will substantially improve and are projected to be sufficient to maintain the prescribed net worth.

         To ensure that the Company can continue to operate in its present mode, expand its PPO and prepare for implementation of the HMO, the Board of Directors believes that it is in the best interests of the Company and its shareholders for the holders of Class A Shares to approve a reduction in the amount of funds required to be retained by the Company as Post-Licensure Funds from approximately $9.69 million to $5 million. The resolution approving this action is set forth on Exhibit A to this Supplement.


Certain Effects of the Proposed Action

         The retention by the Company of $5,000,000 of the Post-Licensure Funds will limit the amount of Post-Licensure Funds available for distribution to the Company's shareholders in the event that the Company does not obtain its HMO license. In the event that the shareholders were to approve the Proposal and the Company nevertheless, were unable to obtain its HMO license after expending all available funds, the amount available for distribution to shareholders would have been reduced by approximately $4,691,000, plus amounts owed to creditors. At such time as the Company receives its HMO license, all Post-Licensure Funds immediately become available for use by the Company in the conduct of its business affairs.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" A CHANGE IN THE AMOUNT OF POST-LICENSURE FUNDS REQUIRED TO BE RETAINED BY THE COMPANY TO $5,000,000.

                                    EXHIBIT A

                           RESOLUTION AUTHORIZING THE
                        RETENTION OF POST-LICENSURE FUNDS
                             IN THE SPECIFIED AMOUNT




RESOLVED, that the amount of funds required to be retained by the Company for post-HMO licensure activities be reduced from approximately $9,691,000 to $5,000,000.

                                      PROXY

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

             This Proxy is Being Solicited by the Board Of Directors
                     in connection with a Special Meeting of
          Class A and Class B Shareholders to be held December 4, 1998

         The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A and Class B shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 651 East Park Drive, Harrisburg, Pennsylvania on December 4, 1998, at 7:00 p.m., or any adjournment or postponement thereof, all as more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

          1. Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds:


[ ]  FOR APPROVAL OF              [ ]  WITHHOLD                  [ ]  ABSTAIN
RETENTION OF POST-                AUTHORITY TO VOTE
LICENSURE FUNDS IN THE            FOR APPROVAL OF
SPECIFIED AMOUNT                  RETENTION OF POST-
                                  LICENSURE FUNDS IN
                                  THE SPECIFIED AMOUNT

          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         The undersigned approves all that the Proxies or their substitutes shall do by virtue hereof.

         This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds.

         The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.

                                      Dated:_________________, 199__


                                      ____________________________________
                                               Signature of Shareholder


                                      ____________________________________
                                               Signature of Shareholder

                                      (Please sign exactly as your name appears hereon. Executors, administrators or trustees should so indicate when signing. If Shares are held by more than one person, all must sign.)


                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

                                November 20, 1998

TO:    Our Shareholders

FROM:  Gary C. Brown, M.D., Chairman of the Board

RE:    Supplement to Proxy and Meeting Date Change


We recently sent you a proxy statement for a special shareholders' meeting and a separate question and answer sheet. The proposals to be voted upon at the meeting are designed to prepare our growing Company for the future. From the outset, it has been our intent to build an organization that assures physician input. In order for this to be more than good intentions, your participation is critical. While most of the issues the Board will bring to your attention require a simple majority vote, two areas differ. The first concerns any changes in ownership structure; the second, a technical issue involving the expenditure of Company funds.

Events such as a merger, sale or a technical corporate reorganization require approval of 90% of all voting shareholders, an almost impossible burden. This requirement allows a 10% minority veto power over these types of issues. Similarly, a 90% vote is necessary to change this requirement. The Board believes that this issue is better determined by a two-thirds super majority and proposed in Agenda Item 2 of the meeting to amend the Company's By-Laws to effect this change. If you do not return your proxy or abstain from voting on
Item 2, your action has the same effect as a no vote. If you voted no, but may wish to reconsider, have not yet returned the proxy card or abstained from voting on Item 2, we are enclosing an additional white proxy card for you to complete. We hope you will vote in favor of this proposal and urge others to do so. You will thereby enable your fellow physicians on the Board, yourself and all shareholders the flexibility to respond to today's rapidly changing health care environment.

When we first received approval to raise funds for our Company, we agreed to set aside $9.6 million from the offering proceeds, not to be spent until we received our HMO license. Although we expected to seek an HMO license first, as we began our Company, it was clear that we could start operations, and generate cash flow, much more quickly with a PPO license while we continued to apply for an HMO license. We accomplished our first goal and now have an operating PPO in 18 counties covering over 8,000 lives. In our most recent billing run, we sent out invoices for over $1 million in premiums. Our PPO is clearly gaining market acceptance in a very competitive arena.

We are still moving forward as rapidly as possible for our HMO license and are optimistic that it will be issued in the first quarter of 1999. However, it is possible that the process could move more slowly and we could arrive at the $9.6 million dollar threshold and still be waiting to receive the license. The Board has, therefore, submitted an additional proposal for your approval to lower the threshold to $5 million. We are enclosing a blue proxy card for you to complete with respect to this additional proposal. Its adoption will give us the flexibility to manage your Company and promote its growth, notwithstanding the unexpected delays we have met. Approval requires a majority of eligible shareholders.

In order to give us more time to obtain a full response on these two issues, we expect to adjourn the meeting scheduled on December 4, 1998 and reconvene on Saturday, January 9, 1999 at 10:00 a.m. at our offices in Harrisburg. Accordingly, if you plan to attend the meeting, please join us then, rather than on December 4. Even if you are planning to attend the meeting, the Board urges you to complete and mail in your proxy as soon as possible in the enclosed envelope.

This cannot be a physician directed Company without your participation. We have already succeeded beyond the level that most of our critics thought possible. We cannot hope to regain control of the health care system if we do not take an active part in asserting our vital roles. Please join the other shareholders and me in proving that physicians still can be the driving force in health care.

On behalf of the entire Board of Directors, I thank you for your support.

Sincerely,


/s/ Gary C. Brown
--------------------------
Gary C. Brown, M.D., MBA
Chairman of the Board

WE REQUEST YOUR IMMEDIATE ATTENTION TO THE ENCLOSED MATERIALS. THIS IS NEW INFORMATION. PLEASE REVIEW THE PROXY STATEMENT AND SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENABLE US TO MEET THE QUORUM AND VOTING REQUIREMENTS FOR THE SPECIAL MEETING. ALSO NOTE THE INFORMATION ON THE PLANNED ADJOURNMENT OF THE MEETING ON DECEMBER 4, 1998 AND THE RECONVENED MEETING PLANNED FOR JANUARY 9, 1999.

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

                                November 9, 1998

TO:     Our Shareholders

FROM:   Gary C. Brown, M.D., Chairman of the Board

RE:     Special Meeting of Class A and Class B Shareholders

         I and the staff of PPHP have received a number of questions from shareholders about the three items which are under consideration at the Company's Special Meeting called for December 4, 1998. The original structure of the Company served us well as we introduced our products to the market. Now that we have passed this initial phase, we need to look forward with a structure that will allow us to respond to market forces and opportunities. The board believes that these changes will allow for that flexibility. We would be pleased to speak directly with any of you who have questions, however, I would like to address the most common ones asked.

Q.       Does the Company need more money?
A. The Company currently has sufficient funds to continue with its current operations. We have enjoyed much success in enrolling members in our PPO and believe we will soon be receiving an HMO license for several counties. To expand our service areas for our PPO and HMO beyond our initial capitalized market of Central Pennsylvania, we will need significantly more capital.

Q. Why does the Company need 20,000,000 shares of Common Stock? Is it going to issue them all now?
A. The Company would like the capability to sell and issue more shares of stock to meet its capital needs. This does not mean that the Company plans to issue all 20,000,000 shares of Common Stock. If all of the proposals are approved, it will need shares available to implement the conversion of existing Class A and Class B shares to Common Stock and to issue shares under the Stock Option Plan. The Board is also considering several alternatives for capital raising to meet our longer-term objectives. By authorizing this stock now, we will be in a position to respond more rapidly as opportunities or needs arise.

Q.       Why does the Company need a Stock Option Plan?
A. Stock options are valuable tools for recruitment, retention and motivation of qualified employees and others who can contribute materially to the Company's success. If the results of our employees' efforts prove successful and increase the value of our Company, the employees (who will be entitled to a significant amount of the credit for that success) will be able to share in it. At this point, stock options are essential to retaining those who have proven to be successful Conversely, if the Company does not grow and increase in value, the employee options will be worthless.

Q. Will the conversion of Class A and Class B shares have a negative tax effect on me?
A. The Company has been advised by its counsel that the conversion of Class A and Class B shares into Common Stock will be a tax free exchange, and there will be no taxable gain or loss to the holders of those shares as a result of the conversion.

Q. How will the conversion of Class A and Class B shares affect my voting rights?
A. Currently, each holder of Class A shares has only one vote, regardless of the number of shares held, and the Class B shareholders have no voting rights. The conversion will result in a much more democratic system whereby each share of common stock will have one vote, as is the usual case for other companies. So, for each share of Class A stock that you now own, you will have 400 votes and for each share of Class B stock, 100 votes.

Q.       What is the purpose of the amendments to the Bylaws of the Company?
A. The principal amendments will change a provision which requires 90% shareholder approval for a proposed change of ownership structure of the Company. Obtaining 90% shareholder approval is virtually impossible for any Company whose stock is widely held. Changing this provision will allow the Company to take an action favored by a large majority (or more) which now can be frustrated by a small majority (only 10%). For example, it will enable us (if 2/3 of us choose to do so) to combine with other similar companies to build a larger and stronger enterprise.

Q.       Why should the Company admit non-physicians as shareholders?
A. The Company already has shareholders who are not physicians, but they can't vote. If we want to speak with a louder voice on matters affecting health care, we gain credibility if we have a wider base. Even if we sell some stock to other health care professionals, at least 2/3 of our Board members must be physicians.

Q. Why has the Company proposed such a large stock split - 400 shares for one share of Class A Common and 100 shares of each share of Class B?
A. We wish to provide an exit strategy for shareholders who want to sell some or all of their investment. We have spoken with an investment banker about their making a market in our stock after the stock split. The stock split will create enough shares to have a market and lower the price to the $15-$30 range, which would be more attractive to investors. Nevertheless, we intend to retain the restrictions on voting our stock by limiting voting to physicians and other health care professionals, employees and former employees of the Company.

Q. Won't the changes proposed make it easier for a hospital system or large insurance Company to take over the Company?
A. We've been very aware of the principles on which our Company was founded. We intend to maintain it as a strong voice for physicians. Although we will welcome them to the table, we do not intend to permit outside entities such as hospitals or other insurance companies to dominate or control our Company. We can do this by limiting who can be voting shareholders and who can serve on our Board.

Q.       How is the Company doing?
A. The Company is right on schedule with our revenue projections. As of today we have 8,400 members and have indications that we could finish the year around 10,000. Our expenses are also keeping in line with our projections. We have over fifty employees and are getting excellent marks for our service from our current customers. The broker community has also been very responsive and requests for quotes have been steadily increasing. Even our ad campaign won a Gold Addy award from the Ad Club of Central Pennsylvania against national competition. We are currently awaiting a visit from the Department of Health in order to obtain our HMO license. We hope to have this by early next year but our success in the PPO has more than made up for the delay.

         We urge you to attend our meeting if you wish to continue discussing any of these questions. Even if you do plan to attend, it is important that you mark your proxy and return it promptly to the Company in the envelope provided so that we can obtain as large a response as possible. Please contact the Company at 1-800-671-7747 if you require an additional proxy or have any other questions about the meeting.

                                     PROXY
                 PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

            This Proxy is Being Solicited by the Board of Directors
                    in connection with a Special Meeting of
         Class A and Class B Shareholders to be held December 4, 1998

     The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A and Class B shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 651 East Park Drive, Harrisburg, Pennsylvania on December 4, 1998 at 7:00 p.m., or any adjournment or postponement thereof, all as more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.


     1. Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds:


/ / FOR APPROVAL OF RETENTION    / / WITHHOLD AUTHORITY TO VOTE     / / ABSTAIN
    OF POST-LICENSURE FUNDS IN       FOR APPROVAL OF RETENTION OF
    THE SPECIFIED AMOUNT             POST-LICENSURE FUNDS IN THE
                                     SPECIFIED AMOUNT

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                            (Please see other side)

     The undersigned approves all that the Proxies or their substitutes shall do by virture hereof.

     This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR Approval of the retention by the Company of $5,000,000 of HMO Post-Licensure Funds.

     The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.


                                          Dated: -----------------------, 199_



                                                -------------------------------
                                                   Signature of Shareholder


                                                -------------------------------
                                                   Signature of Shareholder

                                                (Please sign exactly as your
                                                name appears hereon. Executors,
                                                administrators or trustees
                                                should so indicate when
                                                signing. If Shares are held by
                                                more than one person, all must
                                                sign.)



                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY